Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent events
Subsequent events

17. Subsequent events

In July 2024, CureVac and Glaxosmithkline Biologicals SA (GSK) announced that they entered into a new licensing agreement, allowing each company to prioritize investment and focus their respective mRNA development activities. Following completion of customary closing conditions, as well as certain antitrust and regulatory approvals, the agreement was closed on July 11, 2024. Since 2020, GSK and CureVac have worked together to develop mRNA vaccines for infectious diseases. Through this collaboration, GSK and CureVac currently have vaccine candidates for seasonal influenza and COVID - 19 and avian influenza in clinical development. All candidates are based on CureVac's proprietary second-generation mRNA backbone. Under the terms of the new agreement, GSK will assume full control of developing and manufacturing these candidate vaccines. GSK will have worldwide rights to commercialize the candidate vaccines. CureVac will receive an upfront payment of EUR 400m and up to an additional EUR 1,050m in development, regulatory and sales milestones as well as tiered royalties in the high single to low teens range. The new agreement replaces all previous financial considerations from the prior collaboration agreement between GSK and CureVac. CureVac further retains exclusive rights to the additional undisclosed and preclinically validated infectious disease targets from the prior collaboration together with the freedom to independently develop and partner mRNA vaccines in any other infectious disease or other indication. CureVac received the EUR 400m upfront payment in August 2024.

In July 2024, CureVac announced a significant strategic restructuring to focus its resources on high-value mRNA projects in oncology and other select areas of substantial unmet medical need. The restructuring includes a workforce reduction of approximately 30% to create a leaner, more agile organization re-focused on technology innovation, research and development. The restructuring initiative follows the recent above-mentioned new licensing agreement with GSK, totaling at up to EUR 1,450m plus royalties. As a result of the restructuring, CureVac expects operational expenses to decrease by more than 30% from 2025 onward, including a decrease of personnel costs of approximately EUR 25m. The company estimates that it will incur one-time restructuring charges of approximately EUR 15m, including employee severance, benefits, and related costs. The charges that CureVac expects to incur are subject to a number of assumptions, including local law requirements, and actual expenses may differ materially from the estimates.

In August 2024, the Company announced that it has invoiced a EUR 10m development milestone payment to GSK related to the start of the Phase 2 part of a combined Phase 1/2 study of an investigational influenza A (H5N1) pre-pandemic vaccine candidate . The avian influenza program is fully controlled by GSK as part of the new above-mentioned licensing agreement. The H5N1 avian influenza virus is considered a potential future pandemic threat, able to cross species from its original bird host to humans. The monovalent vaccine candidate is based on CureVac’s proprietary second-generation mRNA backbone and encodes an influenza A H5-antigen.